Exhibit 21.1

Five Star Quality Care, Inc.

Subsidiaries of the Registrant

Affiliates Insurers Limited (Bermuda)

Alliance Pharmacy Services, LLC (Delaware)

CCC Boynton Beach, Inc. (Delaware)

Five Star Advertising, Inc. (Delaware)

Five Star Insurance, Inc. (Maryland)

Five Star MD Homes LLC (Delaware)

Five Star Procurement Group Trust (Maryland)

Five Star Quality Care Trust (Maryland)

Five Star Quality Care-Ainsworth, LLC (Delaware)

Five Star Quality Care-Ashland, LLC (Delaware)

Five Star Quality Care-AZ, LLC (Delaware)

Five Star Quality Care-Blue Hill, LLC (Delaware)

Five Star Quality Care-CA II, INC. (Maryland)

Five Star Quality Care-CA II, LLC (Delaware)

Five Star Quality Care-CA, Inc. (Delaware)

Five Star Quality Care-CA, LLC (Delaware)

Five Star Quality Care-Central City, LLC (Delaware)

Five Star Quality Care-CO, Inc. (Maryland)

Five Star Quality Care-Colorado, LLC (Delaware)

Five Star Quality Care-Columbus, LLC (Delaware)

Five Star Quality Care-CT, LLC (Delaware)

Five Star Quality Care-Edgar, LLC (Delaware)

Five Star Quality Care-Exeter, LLC (Delaware)

Five Star Quality Care-Farmington, LLC (Delaware)

Five Star Quality Care-FL, LLC (Delaware)

Five Star Quality Care-GA, Inc. (Delaware)

Five Star Quality Care-GA, LLC (Delaware)

Five Star Quality Care-GHV, LLC (Maryland)

Five Star Quality Care-Grand Island, LLC (Delaware)

Five Star Quality Care-Gretna, LLC (Delaware)

Five Star Quality Care-Howell, LLC (Delaware)

Five Star Quality Care-IA, Inc. (Delaware)

Five Star Quality Care-IA, LLC (Delaware)

Five Star Quality Care-KS, LLC (Delaware)

Five Star Quality Care-Lyons, LLC (Delaware)

Five Star Quality Care-MD, LLC (Delaware)

Five Star Quality Care-MI, Inc. (Delaware)

Five Star Quality Care-MI, LLC (Delaware)

Five Star Quality Care-Milford, LLC (Delaware)

Five Star Quality Care-MO, LLC (Delaware)

Five Star Quality Care-NC, LLC (Delaware)

Five Star Quality Care-NE, Inc. (Delaware)

Five Star Quality Care-NE, LLC (Delaware)

Five Star Quality Care-Sutherland, LLC (Delaware)

Five Star Quality Care-Utica, LLC (Delaware)

Five Star Quality Care-VA, LLC (Delaware)

Five Star Quality Care-Waverly, LLC (Delaware)

Five Star Quality Care-WI, Inc. (Delaware)

Five Star Quality Care-WI, LLC (Delaware)

Five Star Quality Care-WY, LLC (Delaware)

Five Star Seabury LLC (Delaware)

FS Lafayette Tenant Trust (Maryland)

FS Leisure Park Tenant Trust (Maryland)

FS Lexington Tenant Trust (Maryland)

FS Tenant Holding Company Trust (Maryland)

FS Tenant Pool I Trust (Maryland)

FS Tenant Pool II Trust (Maryland)

FS Tenant Pool III Trust (Maryland)

FS Tenant Pool IV Trust (Maryland)

FSQ Crown Villa Business Trust (Maryland)

FSQ Overland Park Place Business Trust (Maryland)

FSQ Pharmacy Holdings, LLC (Delaware)

FSQ Rio Las Palmas Business Trust (Maryland)

FSQ The Palms at Fort Myers Business Trust (Maryland)

FSQ Villa at Riverwood Business Trust (Maryland)

FSQ, Inc. (Delaware)

FSQ/LTA Holdings Inc. (Delaware)

FSQC Funding Co., LLC (Delaware)

FVEST.JOE, Inc. (Delaware)

LifeTrust America, Inc. (Tennessee)

LifeTrust Properties, LLC (Delaware)

LTA Management Services of Florida, LLC (Delaware)

LTA Management Services, LLC (Delaware)

Morningside Holdings of Concord, LLC (Delaware)

Morningside Holdings of Gastonia, LLC (Delaware)

Morningside Holdings of Greensboro, LLC (Delaware)

Morningside Holdings of Raleigh, LLC (Delaware)

Morningside Holdings of Williamsburg, LLC (Delaware)

Morningside of Alabama, L.P. (Delaware)

Morningside of Anderson, L.P. (Delaware)

Morningside of Athens, Limited Partnership (Delaware)

Morningside of Beaufort, LLC (Delaware)

Morningside of Bellgrade, Richmond, LLC (Delaware)

Morningside of Belmont, LLC (Delaware)

Morningside of Bowling Green, LLC (Delaware)

Morningside of Camden, LLC (Delaware)

Morningside of Charlottesville, LLC  (Delaware)

Morningside of Cleveland, LLC (Delaware)

Morningside of Columbus, L.P. (Delaware)

Morningside of Concord, LLC (Delaware)

Morningside of Conyers, LLC (Delaware)

Morningside of Cookeville, LLC (Delaware)

Morningside of Cullman, LLC (Delaware)

Morningside of Dalton, Limited Partnership (Delaware)

Morningside of Decatur, L.P. (Delaware)

Morningside of Evans, Limited Partnership (Delaware)

Morningside of Fayette, L.P. (Delaware)

Morningside of Franklin, LLC (Delaware)

Morningside of Gainesville, LLC (Delaware)

Morningside of Gallatin, LLC (Delaware)

Morningside of Gastonia, LLC (Delaware)

Morningside of Georgia, L.P. (Delaware)

Morningside of Greensboro, LLC (Delaware)

Morningside of Greenwood, L.P. (Delaware)

Morningside of Hartsville, LLC (Delaware)

Morningside of Hopkinsville, Limited Partnership (Delaware)

Morningside of Jackson, LLC  (Delaware)

Morningside of Kentucky, Limited Partnership  (Delaware)

Morningside of Knoxville, LLC  (Delaware)

Morningside of Lexington, LLC  (Delaware)

Morningside of Macon, LLC  (Delaware)

Morningside of Madison, LLC  (Delaware)

Morningside of Newport News, LLC  (Delaware)

Morningside of Orangeburg, LLC  (Delaware)

Morningside of Paducah, LLC  (Delaware)

Morningside of Paris, L.P.  (Delaware)

Morningside of Raleigh, LLC  (Delaware)

Morningside of Seneca, L.P.  (Delaware)

Morningside of Sheffield, LLC  (Delaware)

Morningside of Skipwith-Richmond, LLC  (Delaware)

Morningside of South Carolina, L.P.  (Delaware)

Morningside of Springfield, LLC  (Delaware)

Morningside of Tennessee, LLC  (Delaware)

Morningside of Williamsburg, LLC  (Delaware)

National LTC Pharmacy Services LLC (Delaware)

Senior Living of Boynton Beach Limited Partnership (Delaware)

The Heartlands Retirement Community – Ellicott City I, Inc. (Maryland)

The Heartlands Retirement Community – Ellicott City II, Inc. (Maryland)